DEPOSITS	12 Months Ended
Jun. 30, 2015
DEPOSITS
DEPOSITS
NOTE 8 — DEPOSITS
At June 30, 2015 and 2014, deposit accounts with balances over $100 totaled approximately $91,781 and $64,485, respectively. Scheduled maturities of certificates of deposit at June 30, 2015 for the next four years are as follows:
June 30, 2015
2016	$200,157
2017	46,767
2018	7,382
2019	2,261
$256,567

There are no certificates of deposit scheduled to mature after 2019. The Company does not take brokered certificates of deposit.
Directors and executive officers were customers of, and had transactions with, the Company in the ordinary course of business. Included in such transactions are deposit accounts, all of which were made under normal terms. The aggregate amount of these deposit accounts was $1,910 and $1,848 at June 30, 2015 and 2014, respectively.